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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         CENTRA FINANCIAL HOLDINGS, INC.
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             (Exact Name of Registrant as specified in Its Charter)

               WEST VIRGINIA                                    55-0770610
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 (State of Incorporation or Organization)                    (I.R.S. Employer
                                                            Identification no.)

   990 ELMER PRINCE DRIVE, P.O. BOX 656
         MORGANTOWN, WEST VIRGINIA                              26507-0656
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 (Address of Principal Executive Offices)                       (Zip Code)

If this form relates to the                  If this form relates to the
registration of a class of securities        registration a class of securities
pursuant to Section 12(b) of the             pursuant to Section 12(g) of the
Exchange Act and is effective                Exchange Act and is effective
pursuant to General Instruction              pursuant to General Instruction
A.(c), please check the following            A.(d),  please check the following
box. [ ]                                     box. [X]

Securities Act registration statement file number to which this form
relates:                                                         333-
                                                            -------------------
                                                              (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                    Name of Each Exchange on Which
      to be so Registered                    Each Class is to be Registered
      -------------------                    ------------------------------
NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

COMMON STOCK, $1.00 PAR VALUE
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                                (Title of Class)

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                                (Title of Class)